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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 April 27, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                        LEADING-EDGE EARTH PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             200 S. Wacker Dr.  #4000
                                Chicago IL 60606

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                  312-466-0606
                          REGISTRANT'S TELEPHONE NUMBER

        Oregon                        93-67656-S                   93-1002429
(STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER)



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(b) A new accountant has been engaged as certifying accountant on April 27, 2001

         The Name of said Firm is: Squar, Milner, Reehl & Williamson, LLP.

The previous accountant resigned December 27, 2000, which was the subject of an earlier report on Form 8-k.

         As said accountant has just been engaged, no consultation has ensued as to the issues contained in Reg. S-B Sec. 228.304(a)(2)(i) or any other issues.

Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2001                              Leading Edge Earth Products, Inc.
                                               Registrant

                                               /S/ William Nordstrom, CFO